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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CARRIER ACCESS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 26, 2004

To the Stockholders of Carrier Access Corporation:

      Notice is hereby given that the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Carrier Access Corporation, a Delaware corporation (the “Company”), will be held on May 26, 2004, at 9:00 a.m., Mountain Time, at The Boulder Theater, 2034 14th Street, Boulder, Colorado 80302, for the following purposes:

1.	To elect six directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

2.	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Only holders of record of the Company’s common stock at the close of business on April 5, 2004, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

      All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, please vote as soon as possible using one of the following methods: (1) by using the Internet as instructed on the enclosed proxy card, (2) by telephone by calling the toll-free number as instructed on the enclosed proxy card or (3) by mail by completing, signing, dating, and returning the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. For further details, please see the section entitled “Voting” on page one of the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously voted using the Internet, telephone or proxy card.

By Order of the Board of Directors
of Carrier Access Corporation

Nancy Pierce
Secretary

Boulder, Colorado

April 16, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN,

DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE,
OR VOTE USING ONE OF THE ALTERNATE METHODS DESCRIBED ABOVE, AS PROMPTLY AS POSSIBLE.

CARRIER ACCESS CORPORATION

PROXY STATEMENT

FOR THE
2004 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

      This Proxy Statement is being furnished to the holders of common stock, par value $.001 per share (the “Common Stock”), of Carrier Access Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the 2004 Annual Meeting of Stockholders to be held on May 26, 2004, at 9:00 a.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at The Boulder Theater, 2034 14th Street, Boulder, Colorado, 80302. The telephone number at The Boulder Theater is (303) 786-7030. The Company’s headquarters are located at 5395 Pearl Parkway, Boulder, Colorado, 80301, and the telephone number at that location is (303) 442-5455.

      This Proxy Statement and the accompanying form of proxy, together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, are first being mailed on or about April 26, 2004, to all holders of Common Stock.

Stockholders Entitled to Vote; Record Date

      Only holders of record of the Company’s Common Stock at the close of business on April 5, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock they held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 33,675,121 shares of the Company’s Common Stock outstanding and entitled to be voted at the Annual Meeting. No shares of preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company’s Common Stock, see “Security Ownership of Principal Stockholders and Management.”

Quorum; Required Vote

      The presence of the holders of a majority of the shares of Common Stock entitled to vote generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) have properly submitted a proxy card or voted by telephone or by using the Internet.

      A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of KPMG LLP as auditors.

      Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. An abstaining vote is deemed to be a “vote cast” and has the same effect as a vote cast against approval of a proposal requiring approval by a majority of the votes cast. However, broker “non-votes” are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting

      Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies on the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

      Voting by telephone or the Internet. A stockholder may vote his or her shares by calling the toll-free number indicated on the enclosed proxy card and following the recorded instructions or by accessing the website indicated on the enclosed proxy card and following the instructions provided on that website. When a stockholder votes via the Internet or by telephone, his or her vote is recorded immediately. The Company encourages its stockholders to vote using these methods whenever possible.

      Voting by attending the meeting. A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the Annual Meeting should bring proof of identification for entrance to the Annual Meeting. If a stockholder attends the Annual Meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the Annual Meeting.

      Revocability of proxy. Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked by (1) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301, Attention: Corporate Secretary.

Expenses of Solicitation

      The Company will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.

Procedure for Submitting Stockholder Proposals

      Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials. Stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company’s proxy materials for the 2005 Annual Meeting, stockholder proposals must be received by the Secretary of the Company no later than December 17, 2004, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

      Requirements for stockholder proposals to be brought before an annual meeting. In addition, the Company’s Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by (1) the Board and/or its Corporate Governance and Nominating Committee or (2) any stockholder entitled to vote who has written notice delivered to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

      The Company’s Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board of Directors, (2) properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by any stockholder entitled to vote who has written notice delivered to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.

      The “Notice Period” is defined as that period not less than 20 days nor more than 60 days prior to the date of the annual meeting of stockholders. As a result, the Notice Period for the 2005 annual meeting of stockholders is anticipated to start on March 27, 2005 and end on May 6, 2005.

      If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at such meeting.

      A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company or may be accessed on the Company’s website at www.carrieraccess.com. All notices of proposals by stockholders, whether or not they are to be included in the Company’s proxy materials, should be sent to Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301, Attention: Corporate Secretary.

      Discretionary Authority to Vote. With respect to a proposal that is not submitted for inclusion in next year’s proxy materials, but is instead sought to be presented directly at next year’s annual meeting of stockholders, rules of the Securities and Exchange Commission (“SEC”) permit the Company’s management to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on March 2, 2005.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

      The Company’s Board is currently composed of six members. The term of office of each director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified.

Nominees

      Six directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee then designated by the present Board to fill the vacancy so created. It is not expected that any nominee will be unable or will decline to serve as a director. Mr. Lamming was recommended as a nominee for the Board by an independent Board Member.

      The name and certain information regarding each nominee are set forth below. There are no family relationships among the directors, except that Roger L. Koenig and Nancy Pierce are married to one another.

Name	Age	Principal Occupation and Business Experience

Roger L. Koenig	50	Mr. Koenig has served as President, Chief Executive Officer and Chairman of the Board of the Company since its formation in September 1992. Prior to co-founding the Company, Mr. Koenig served as President of Koenig Communications, an equipment systems integration and consulting firm in San Jose, California. Mr. Koenig led the development of new business communications products as Engineering Section Manager with IBM/ROLM Europe during the 1980s. Mr. Koenig received a B.S. in Electrical Engineering from Michigan State University and an M.S. in Engineering Management from Stanford University.
Nancy Pierce	46	Ms. Pierce has served as Corporate Development Officer since April 2000. Ms. Pierce has also served as Secretary and a Director of the Company since its formation in September 1992. Ms. Pierce held previous positions of Corporate Controller, Chief Financial Officer, and Vice President-Finance and Administration and Treasurer with the Company. Prior to co-founding the Company, Ms. Pierce served as the Controller of Koenig Communications, a systems integration and consulting firm. Prior to joining Koenig Communications, Ms. Pierce held positions at IBM Corporation and ROLM Corporation. Ms. Pierce also serves as a Director and Chairman of the Compensation Committee of the Board of Directors of Koala Corporation. Ms. Pierce holds a B.S. degree in Communication Disorders from Colorado State University and an M.B.A. from California State University, Chico.

Name	Age	Principal Occupation and Business Experience

John W. Barnett, Jr.	63	Mr. Barnett has served as a Director of the Company since December 1998. Mr. Barnett is a telecommunications consultant and private investor. Mr. Barnett previously served as a Senior Executive of McLeod USA from April 2000 through December 2001. Mr. Barnett was President of the Wholesale Services division of MCI WorldCom, Inc. from February 1997 through March 2000 and was President of WorldCom International, Inc., from June 1996 through February 1997. From January 1995 until June 1996, Mr. Barnett served as Senior Vice President of Sales and Marketing of Williams Communications Company. From July 1993 until January 1995, Mr. Barnett was President of WilTel International, a division of WilTel Network Services, a predecessor of WorldCom, Inc. Mr. Barnett has also served as a Director of the Competitive Telecommunications Association, America’s Carriers Telecommunication Association, the Multimedia Telecommunications Association, and several privately held corporations. Mr. Barnett received a B.A. in Political Science from Tulane University.
David R. Laube	56	Mr. Laube has served as a Director of the Company since January 2001. Mr. Laube is currently Executive in Residence for the Business School at the University of Colorado at Denver. He is also active in consulting in the fields of telecommunication and information technology. Mr. Laube served in several Senior Finance and Information Technology positions at US West from 1983 until 2000, the latest position being Vice President and Chief Information Officer. Prior to 1983, Mr. Laube was Vice President of Finance and Information Systems for the digital telephone division of Harris Corporation. Mr. Laube is a director of Net.com, a maker of telecommunications equipment. Mr. Laube received a B.A. in Finance from the University of Washington and holds an M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Laube is also a Certified Public Accountant and was appointed by Colorado Governor Bill Owens as a commissioner for the Colorado Commission on Science and Technology.

Name	Age	Principal Occupation and Business Experience

Mark A. Floyd	48	Mr. Floyd has served as a Director of the Company since June 2001. Mr. Floyd is currently President and Chief Executive Officer of Entrisphere, Inc., a position he has held since August of 2002. Mr. Floyd was the President and Chief Executive Officer of Siemens ICN, Inc. from April 2001 until January 2002. Prior to that, Mr. Floyd co-founded Efficient Networks, Inc. in June 1993 and served as President, Chief Executive Officer and a Director of Efficient Networks, Inc. from 1993 to 2001. Siemens ICN, Inc. acquired Efficient Networks, Inc. in April 2001. From 1991 to 1993, Mr. Floyd served as Chief Operating Officer and a Director of Networth, Inc., a provider of LAN products including Ethernet hubs, switches and network interface cards. Mr. Floyd previously was Executive Vice President, Chief Financial Officer and Director of Interphase Corporation, a provider of enterprise server connectivity solutions for high-speed LAN, high capacity storage and remote access applications from 1984 to 1991. Mr. Floyd received his B.B.A. in Finance from the University of Texas at Austin.
Thomas C. Lamming	50	Mr. Lamming was appointed a Director of the Company on April 2, 2004. Mr. Lamming is currently active as a senior advisor to universities, including the University of Colorado at Denver. Mr. Lamming worked at Accenture from 1978 to fall of 2003, concentrating the last 14 years in the communications industry. He was a partner from 1989 until his departure in 2003. He specialized in working with Fortune 500 organizations in the planning, designing, and implementation of integrated business solutions, organization performance, and information technology. Mr. Lamming has held a variety of senior leadership positions including Global Managing Partner (GMP) — Communications Industry Practice and GMP — Next Generation Networks Service Line. Mr. Lamming was also a member of Accenture’s Global Leadership Council and a representative to Accenture’s World Economic Forum team. Mr. Lamming earned his B.S. and M.B.A. degrees at the University of Missouri at Columbia.

      The Board recommends a vote “FOR” the nominees listed above.

Board Meetings and Committees

      During fiscal 2003, the Board held five meetings, including regularly scheduled and special meetings. No director attended fewer than 75% of the total number of meetings of the Board and total number of meetings held by all Board committees of which he or she was a member. Certain matters approved by the Board were approved by unanimous written consent.

      The Board currently has three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

      Audit Committee. The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, currently consists of Mr. Barnett, Mr. Floyd, Mr. Laube and, as of April 2, 2004, Mr. Lamming, each of whom is “independent,” as that term is defined for audit committee members by the listing standards of The NASDAQ Stock Market. The Board has designated Mr. Laube to be the “audit committee financial expert” as defined under the rules of the SEC. The Audit Committee met five times in 2003. The Audit Committee is responsible for the oversight of Company management and the independent auditors and their activities with respect to the Company’s financial reporting process, the selection of the Company’s auditors, meeting with management to review the Company’s financial controls, and taking such further action as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company, as well as other matters which may come before it or as directed by the Board. The Audit Committee acts pursuant to a written charter adopted by the Board, which is attached to this Proxy Statement as Annex A. The Audit Committee Charter is also available on the Investor Relations section of our website at www.carrieraccess.com.

      Compensation Committee. The Compensation Committee currently consists of Mr. Barnett, Mr. Floyd, Mr. Laube and, as of April 2, 2004, Mr. Lamming, each of whom is “independent” as defined in the listing standards of the NASDAQ Stock Market. The Compensation Committee, which met four times in 2003, reviews and approves the compensation and benefits for the Company’s executive officers, administers the Company’s stock option plans and performs such other duties as may come before it or as directed by the Board.

      Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee was established in March 2004 and currently consists of Mr. Barnett, Mr. Floyd, Mr. Laube and, as of April 2, 2004, Mr. Lamming, each of whom is “independent” as defined in the listing standards of The NASDAQ Stock Market. This committee will be responsible for developing general criteria regarding the qualifications and selection of Board members, recommending candidates for election to the Board, reviewing and making recommendations regarding the composition and mandate of Board committees, developing overall corporate governance guidelines, and overseeing the performance and compensation of the Board. It is the policy of the Corporate Governance and Nominating Committee to consider recommendations of candidates for the Board of Directors submitted by the stockholders of the Company. For more information see the discussion in “Corporate Governance Matters.” The Corporate Governance and Nominating Committee Charter is available on the Investor Relations section of our website at www.carrieraccess.com.

Director Compensation

      The Company provides cash compensation to independent members of the Company’s Board. Members of the Board are also eligible to receive discretionary option grants and stock issuances under the 1998 Stock Incentive Plan (the “1998 Plan”). Non-employee directors also each receive an automatic initial option grant under the 1998 Plan to purchase 15,000 shares of Common Stock upon becoming a director (the “Initial Grant”). Each Initial Grant is immediately exercisable but vests in four successive equal annual installments upon the individual’s completion of each year of service on the Board measured from the option grant date. In addition to the Initial Grant, each such director also receives an option to purchase 10,000 shares of Common Stock on the date of each annual meeting of stockholders, provided such individual has served as a non-employee Board member for at least six months (the “Subsequent Grant”). Subsequent Grants are immediately exercisable but vest upon the individual’s completion of one year of Board service measured from the option grant date. All such option grants are granted with exercise prices equal to the fair market value of the Company’s common stock on the date of grant. The 1998 Plan also permits the plan administrator to activate a director fee option grant program. In 2003, the only awards granted to non-employee directors Mr. Barnett, Mr. Floyd and Mr. Laube, were the annual automatic stock options to purchase 10,000 shares each of common stock granted on the date of the 2003 Annual Meeting of Stockholders. The strike price for these options was $1.50 per share. In April 2004, Mr. Lamming received an Initial Grant of 15,000 shares at a strike price of $12.39 per share. In addition, the Board unanimously approved an additional stock option grant of 35,000 shares at a strike price of $12.39 per share.

Corporate Governance

      Code of Ethics and Business Conduct Policy. The Company adopted a Code of Ethics and Business Conduct Policy (the “Code of Ethics”), applicable to all employees, executive officers and directors. The Code of Ethics can be found on the Investor Relations page of our website at www.carrieraccess.com and will be updated from time to time to reflect any amendments to or waivers from the Code of Ethics.

      Nomination Process for Recommending Candidates for Election to the Board of Directors. The Corporate Governance and Nominating Committee (the “Nominating Committee”) is responsible for, among other things, determining the criteria for membership to the Board of Directors and recommending candidates for election to the Board of Directors. It is the policy of the Nominating Committee of the Company to consider recommendation for candidates to the Board of Directors from stockholders. Stockholder recommendations for candidates to the Board of Directors must be directed in writing to Carrier Access Corporation, Attn: Corporate Secretary, 5395 Pearl Parkway, Boulder, Colorado 80301 and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock. Such recommendations must be received by December 31 of the year prior to the year in which the recommended candidate will be considered for nomination.

      The Nominating Committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full Board for selection as director nominees are as follows:

•	The Nominating Committee regularly reviews the current composition and size of the Board. In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and considers the following: (1) the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board, (2) such factors as issues of character, judgment, diversity, expertise, business experience, length of service, independence, other commitments and the like, and (3)such other factors as the Nominating Committee may consider appropriate.

•	While the Nominating Committee has not established specific minimum qualifications for Director candidates, the Nominating Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (1) are predominantly independent, (2) are of high integrity, (3) have broad, business-related knowledge and experience at the policy-making level in business, government or technology, including their understanding of the telecommunications industry and the Company’s business in particular, (4) have qualifications that will increase overall Board effectiveness and (5) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

•	With regard to candidates who are properly recommended by stockholders or by other means, the Nominating Committee will review the qualifications of any such candidate, which review may, in the Nominating Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Nominating Committee deems necessary or proper.

•	In evaluating and identifying candidates, the Nominating Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

•	The Nominating Committee will apply these same principles when evaluating Board candidates who may be elected initially by the full Board to fill vacancies or add additional directors prior to the annual meeting of stockholders at which directors are elected.

•	After completing its review and evaluation of director candidates, the Nominating Committee selects, or recommends to the full Board of Directors for selection, the director nominees.

      During the last year, no third party was used to evaluate or assist in identifying potential nominees.

      Contacting the Board of Directors. Shareholders may communicate with the Board in writing by sending comments to Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301, Attention: Corporate Secretary. All such communications are forwarded to the Board. Shareholders may also communicate with the Board through the Investor Relations page at www.carrieraccess.com.

      Attendance at the Annual Meeting of Stockholders by the Board of Directors. While not required, the Board encourages its members to attend the Annual Meeting of Stockholders. At the 2003 Annual Meeting of Stockholders, two Board members were in attendance.

      Independence of the Board of Directors. The Board has determined that Mr. Barnett, Mr. Floyd, Mr. Laube and Mr. Lamming are “independent” as defined in the listing standards of The NASDAQ Stock Market.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has appointed KPMG LLP as the Company’s independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. Although stockholder ratification of the appointment of KPMG LLP as the Company’s independent public accountants is not required, the Board has determined that it is desirable to request ratification of its selection of KPMG LLP by the Company’s stockholders. Notwithstanding this selection, the Audit Committee, in its discretion, may appoint new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders fail to ratify this proposal, then the Audit Committee will reconsider its selection.

      KPMG LLP has audited the Company’s financial statements since 1994. A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

The Board recommends a vote “FOR” this proposal.

Pre-Approval of Fees by Audit Committee

      The Audit Committee must approve all services provided by independent auditors prior to the commencement of such services. All requests for audit and permissible non-audit services up to $50,000 may be approved by the Audit Committee Chairperson or when appropriate his/her designee, and the full Audit Committee must approve all requests greater than $50,000.

Accounting Fees

      The following table shows the fees paid or accrued by the Company for the audit and other services provided by KPMG LLP for fiscal years 2002 and 2003.

	Fiscal Year

	2002	2003

Audit Fees(1)	$156,500	$186,000
Audit-Related Fees(2)	12,000	13,500
Tax Fees(3)	44,500	92,360
All Other Fees	0	0

Total	$213,000	$291,860

(1)	Annual audit fees include fees for professional services rendered for the audit of the Company’s consolidated financial statements, review of interim financial statements, and other services that are normally provided by independent accountants in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”. These fees for 2002 and 2003 include fees for the audits of the Company’s employee benefit plan.

(3)	Tax fees include fees for tax preparation, compliance and related services in connection with the Company’s federal, state and local filings each year, and related services reasonably related to such matters.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The following table sets forth information concerning the beneficial ownership of Common Stock of the Company as of March 1, 2004 for the following: (1) each person or entity who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s voting securities; (2) each of the Company’s current directors; and (3) all directors and executive officers of the Company as a group.

	Number of Shares	Percentage
Name and Address of Beneficial Owner(1)	Beneficially Owned(2)	of Class

Roger L. Koenig(3)	13,357,366	39.67%
Nancy Pierce(3)	13,357,366	39.67%
KELD, LLC(4)	9,989,500	29.67%
Timothy R. Anderson(5)	165,007	*
John W. Barnett, Jr.(6)	63,550	*
David R. Laube(7)	128,950	*
Mark A. Floyd(8)	83,012	*
Thomas C. Lamming(9)	15,000	*
All directors and executive officers as a group (8 persons)(10)	13,812,855	40.55%

*	Less than 1%

(1)	Except as otherwise noted, the address of each person listed on the table is c/o Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 1, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage of such person or entity holding such securities but are not outstanding for the purpose of computing the percentage of any other person or entity. Except as indicated by footnotes to the table, and subject to the applicable community property laws, based on information provided by the persons shown in the table, such persons have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of shares beneficially owned is based on 33,667,236 shares outstanding as of March 1, 2004.

(3)	Represents 1,170,558 shares held by Mr. Koenig, 1,000,000 shares held jointly by Mr. Koenig and Ms. Pierce, 1,181,558 shares held by Ms. Pierce, 9,989,500 shares held by KELD, LLC, 7,875 shares of common stock subject to options exercisable within 60 days of March 1, 2004 owned by Mr. Koenig, and 7,875 shares of common stock subject to options exercisable within 60 days of March 1, 2004 owned by Ms. Pierce. Mr. Koenig and Ms. Pierce are managing members of KELD, LLC and have shared voting and investment power over the shares held by KELD, LLC.

(4)	Mr. Koenig and Ms. Pierce are managing members of KELD, LLC and have shared voting and investment power over the shares held by KELD, LLC.

(5)	Includes 153,062 shares of common stock subject to options exercisable within 60 days of March 1, 2004.

(6)	Includes 54,250 shares of common stock subject to options exercisable within 60 days of March 1, 2004, 10,000 of which are subject to the Company’s right of repurchase.

(7)	Includes 78,950 shares of common stock subject to options exercisable within 60 days of March 1, 2004, 14,688 of which are subject to the Company’s right of repurchase.

(8)	Includes 83,012 shares of common stock subject to options exercisable within 60 days of March 1, 2004, 14,688 of which are subject to the Company’s right of repurchase.

(9)	Includes 15,000 shares of common stock subject to options exercisable within 60 days of March 1, 2004, 15,000 of which are subject to the Company’s right of repurchase.

(10)	Includes 429,400 shares of common stock subject to options exercisable within 60 days of March 1, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers, directors and beneficial owners of more than ten percent of any class of the Company’s equity securities registered under Section 12 of the Exchange Act (“10% Stockholders”) to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

      Based solely on its review of the copies of such forms received by the Company, the Company believes that, during fiscal year 2003, its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements, except as described below:

•	Mr. Floyd filed one late Form 4, which resulted in one transaction not being reported on a timely basis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company’s Compensation Committee is currently composed of Mr. Barnett, Mr. Floyd, Mr. Laube, and Mr. Lamming. No interlocking relationship exists between any member of the Company’s Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning compensation received by the Chief Executive Officer and each of the two most highly compensated executive officers during the last fiscal year (the “Named Executive Officers”) for services rendered to the Company in all capacities for the three years ended December 31, 2003.

				Long-Term
				Compensation

	Annual Compensation			Awards
					All Other
		Salary	Bonus	Number of Shares	Compensation
Name and Principal Position	Year	($)	($)	Underlying Options	($)(1)

Roger L. Koenig	2003	170,462	51,658	—	—
President, Chief Executive Officer and	2002	175,000	—	—	—
Chairman of the Board of Directors	2001	175,000	—	—	734
Nancy Pierce	2003	146,599	47,817	—	—
Corporate Development Officer	2002	151,560	—	—	—
Director, and Secretary	2001	136,560	—	—	—
Timothy R. Anderson	2003	170,962	48,393	75,000	—
Chief Financial Officer and	2002	178,365	—	100,000	—
Treasurer	2001	158,396	—	75,000	—

(1)	These amounts reflect insurance premiums for life insurance policies paid by the Company on behalf of the Named Executive Officer.

Option Grants in Last Fiscal Year

      The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during the year ended December 31, 2003.

	Individual Grants				Potential Realizable
Value at Assumed
	Number of	Percent of			Annual Rates of Stock
	Securities	Total Options			Price Appreciation for
	Underlying	Granted to			Option Term(4)
	Options	Employees in	Exercise Price	Date of
Name	Granted(1)	Fiscal Year(2)	Per Share	Expiration(3)	5%	10%

Roger L. Koenig	—	—	—	—	$—	$—
Nancy Pierce	—	—	—	—	$—	$—
Timothy R. Anderson	75,000	3.84%	$0.91	2/12/08	$18,856	$41,667

(1)	The options in this table are non-statutory stock options granted under the 1998 Stock Incentive Plan and have exercise prices equal to the fair market value on the date of grant. These options have five-year terms and vest over a period of 48 months at a rate of 25% on the first anniversary date from the date of grant and a rate of 6.25% per quarter thereafter until fully vested.

(2)	The Company granted options to purchase 2,028,500 shares of Common Stock to employees in fiscal year 2003.

(3)	The options in this table may terminate before their expiration upon the termination of optionee’s status as an employee or consultant or upon the optionee’s disability or death.

(4)	Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or “option spread” that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options’ five-year term at assumed annual rates of 5% and 10%. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company’s estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

Option Exercises and Holdings

      The following table sets forth, as to the Named Executive Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2003. Also reported are values for “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company’s Common Stock as of December 31, 2003.

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-The-Money Options
	Acquired		Options at Fiscal Year End		at Fiscal Year End(1)
	on	Value
Name	Exercise	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Roger L. Koenig	—	—	7,750	250	358	119
Nancy Pierce	—	—	7,750	250	358	119
Timothy R. Anderson	—	—	129,499	161,501	899,744	1,691,308

(1)	Market value of underlying securities based on the closing price of Company’s Common Stock on December 31, 2003 (the last trading day of fiscal 2003) on the Nasdaq National Market of $12.54 per share minus the exercise price. Only exercisable options are calculated in making the determination of the value realized.

TRANSACTIONS WITH MANAGEMENT

      There were no transactions with management in fiscal 2003.

2003 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      Our Audit Committee met five times during the last fiscal year and reviewed and discussed the audited financial statements with management. The Audit Committee discussed with KPMG LLP, the Company’s independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61 and received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. The Audit Committee also discussed the auditors’ independence with the independent auditors. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

      Each of the Audit Committee members is independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.

Audit Committee of the Board of Directors

David R. Laube, Chairman
John W. Barnett, Jr.
Mark A. Floyd
*Thomas C. Lamming

*	Mr. Lamming was appointed to the Audit Committee on April 2, 2004.

2003 REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The Compensation Committee is currently comprised of Mr. Barnett, Mr. Floyd, Mr. Laube, and, as of April 2, 2004, Mr. Lamming, each of whom is a non-employee director. The Compensation Committee met four times during the last fiscal year. The Compensation Committee generally reviews and approves the Company’s executive compensation policies, including the base salary levels and target incentives for the Company’s executive officers at the beginning of each year, and approves the performance objectives of the executive officers in their areas of responsibility. The Compensation Committee also administers the Company’s 1998 Stock Incentive Plan, cash compensation and bonus compensation on an annual basis for the Chief Executive Officer and other executive officers of the Company. In addition, the Compensation Committee has exclusive authority to grant stock options to executive officers.

Compensation Policies

      When creating policies and making decisions concerning executive compensation, the Compensation Committee:

•	establishes pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth of the Company, and the labor markets in which the Company operates,

•	independently assesses operating results on a regular basis in light of expected Company performance, and

•	aligns pay incentives with the long-term interests of the Company’s stockholders.

Executive Officer Compensation Program

      The Company’s executive compensation program has four major components, the combinations of which are intended to attract, retain, and motivate highly effective executives:

      Base salary. Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable high technology companies. Local (Denver Area), national, and, for international executives (if any), foreign country data are examined and taken into account, along with the skills and performance of the individual and the needs of the Company.

      Cash incentive compensation. Cash bonuses are designed to motivate executives to attain short-term and long-term corporate, business unit and individual management goals. The actual annual cash bonuses received by an executive depend upon attainment of certain of these specified business goals. The formula for incentive bonuses for fiscal year 2003 was based on the achievement of certain revenue and operating margin targets. It is the intention of the Compensation Committee in fiscal year 2004 to continue this linkage between the achievement of specific financial targets and corporate goals, and the payment of incentive cash compensation, for officers and other executives in the Company.

      Equity-based incentive compensation. Option grants and other equity-based compensation have been provided to executives through the Company’s 1998 Stock Incentive Plan. Under this plan, officers, employees and certain consultants to the Company are eligible to be granted stock options based on competitive market data, as well as their responsibilities and position in the Company. These options allow participants to purchase shares of the Company’s Common Stock at the market price on the date of the grant, subject to vesting during the participant’s employment with the Company. The purpose of this stock plan is to instill the economic incentives of ownership and to create management incentives to improve stockholder value. The Company’s stock option plan utilizes vesting periods to encourage executives and employees to remain with the Company and to focus on longer-term results.

      Other executive compensation. The Company provides certain other compensation programs to executives that are also available to other Company employees, including pre-tax savings plans, medical, dental, and vision benefits. The Company generally does not provide executive perquisites.

Chief Executive Officer Compensation

      In determining Mr. Koenig’s compensation for the fiscal year ended December 31, 2003, the Compensation Committee reviewed industry surveys of compensation paid to chief executive officers of comparable companies, with a focus on those companies located in the Denver Area, and evaluated achievement of corporate individual objectives for the fiscal year. The Compensation Committee did not increase Mr. Koenig’s base salary for fiscal year 2003. Mr. Koenig was eligible to receive an incentive bonus that was determined on the basis of the Company’s revenue and operating income. We believe it is critical to the Company’s long-term success to continue to tie the Chief Executive Officer’s incentive to the Company’s performance and to align individual financial interests more closely with those of stockholders.

Deductibility of Executive Compensation

      Beginning in 1994, the Internal Revenue Code of 1986, as amended, limited the federal income tax deductibility of compensation paid to the Company’s chief executive and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1.0 million or meets certain other conditions (such as stockholder approval). Considering the Company’s current compensation plans and policy, the Company and the Compensation Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company’s compensation plans and policy will be modified to maximize deductibility if the Company and the Compensation Committee determine that such action is in the best interests of the Company.

Compensation Committee of the Board of Directors

Mark A. Floyd, Chairman
John W. Barnett, Jr.
David R. Laube
*Thomas C. Lamming

*	Mr. Lamming was appointed to the Compensation Committee on April 2, 2004.

COMPANY STOCK PRICE PERFORMANCE

      The following graph compares the cumulative total return to stockholders on the Company’s Common Stock with the cumulative total return of the S&P 500 Index and the Nasdaq Telecom Index. The graph assumes that $100 was invested on December 31, 1998, in the Company’s Common Stock, (the date of the Company’s initial public offering and each of the indices discussed above) including reinvestment of dividends. No dividends have been declared or paid on the Company’s Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

	Cumulative Total Return

	12/98	12/99	12/00	12/01	12/02	12/03

Carrier Access Corporation	100.00	195.46	26.13	8.48	1.10	36.41
S & P 500	100.00	121.04	110.02	96.95	75.52	97.18
Nasdaq Telecommunications	100.00	252.16	103.40	63.59	45.31	78.49

OTHER MATTERS

      The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on any such matters.

      It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or by executing and returning, at your earliest convenience, the accompanying proxy card in the envelope that has been provided.

The Board of Directors

Boulder, Colorado

April 16, 2004

ANNEX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF
CARRIER ACCESS CORPORATION

1.	Purpose.

      The purpose of the Audit Committee of the Board of Directors of Carrier Access Corporation (the “Company”) shall be to:

•	provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements;

•	assist the Board of Directors in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications, independence and performance, and (4) the Company’s internal accounting and financial controls; and

•	provide to the Board of Directors such information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

2.	Membership and Organization.

      Composition. The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the Securities and Exchange Commission (the “SEC”):

•	each member will be an independent director in accordance with (1) the Audit Committee requirements of The NASDAQ Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”) and (2) the rules of the SEC;

•	each member will be able to read and understand fundamental financial statements, in accordance with the Audit Committee requirements of the Nasdaq Rules;

•	at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities; and

•	at least one member will be an “audit committee financial expert” as defined in the rules of the SEC.

      Meetings. The Audit Committee will meet at least four times annually. The Audit Committee may establish its own meeting schedule. The Audit Committee will meet separately with the Chief Executive Officer and or with the Chief Financial Officer of the Company, at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly.

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

      Compensation. Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors. Members of the Audit

Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

3.	Responsibilities and Duties.

      The responsibilities and duties of the Audit Committee shall include:

Review Procedures

•	reviewing the reports of management and the independent auditors concerning the design, implementation and maintenance of the Company’s internal controls and procedures for financial reporting, including meeting periodically with the Company’s management and the independent auditors to review their assessment of the adequacy of such controls, and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	reviewing and providing guidance with respect to the external audit by (1) reviewing the independent auditors’ proposed audit scope and approach, (2) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, and (3) reviewing reports submitted to the audit committee by the independent auditors in accordance with applicable SEC requirements;

•	conducting a post-audit review of the financial statements and audit findings, including any suggestions for improvements provided to management by the independent auditors, and management’s response to such suggestions;

•	reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements;

•	directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	providing oversight and review at least annually of the Company’s risk management practices and its investment policies;

•	reviewing and approving in advance any proposed related party transactions;

•	reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	reviewing its own charter and processes at least annually;

Independent Auditors

•	appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	reviewing the independence of the outside auditors, including (1) obtaining on a periodic basis a formal written statement from the independent auditors regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC requirements, (2) presenting this statement to the Board, and (3) to the extent there are relationships, monitoring and investigating them;

•	pre-approving audit and permissible non-audit services provided to the Company by the independent auditors, except where pre-approval is not required because such non-audit services are de minimis under the rules of the SEC, in which case subsequent approval may be obtained. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings;

Regulatory Compliance and Other Matters

•	overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	reviewing management’s monitoring of compliance with the Foreign Corrupt Practices Act;

•	reviewing, approving and monitoring the Company’s code of ethics for its principal executive and senior financial officers;

•	providing a report for inclusion in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      In addition and as appropriate, the Audit Committee may retain and compensate outside legal, accounting or other advisors to advise or assist the Audit Committee in the performance of any of the responsibilities and duties set forth above.

     +

000000 0000000000 0 0000
Carrier Access Corporation
000000000.000 ext
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MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6	C 1234567890 J N T

☐ Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold

01 — Roger L. Koenig	☐	☐	04 — David R. Laube	☐	☐

02 — Nancy Pierce	☐	☐	05 — Mark A. Floyd	☐	☐

03 — John W. Barnett, Jr.	☐	☐	06 — Thomas C. Lamming	☐	☐

B Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Ratification of KMPG LLP as independent auditors.	☐	☐	☐

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

Please sign exactly as your name appears hereon. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. If signing in a representative capacity, please provide your title and authority indicating such fiduciary capacity.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

     1 U P X         H H H         P P P P         0031221                    +

001CD40001         00BW1B

Proxy — Carrier Access Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

5395 Pearl Parkway
Boulder, Colorado 80301

The undersigned stockholder of Carrier Access Corporation, a Delaware corporation (“Carrier Access”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated April 16, 2004, and appoints Nancy Pierce and Timothy R. Anderson proxies and attorneys-in-fact (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Carrier Access that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Carrier Access to be held on May 26, 2004 at The Boulder Theater, 2034 14th Street, Boulder, Colorado 80302 at 9:00 A.M. M.D.T., and at any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARRIER ACCESS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2004. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS STATED ON THE REVERSE SIDE, AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THESE PROPOSALS.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)
o	Call toll free 1-866-422-0049 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

o	Follow the simple instructions provided by the recorded message.

C0123456789

To vote using the Internet
o	Go to the following web site:
WWW.COMPUTERSHARE.COM/US/PROXY

o	Enter the information requested on your computer screen and follow the simple instructions.

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Central Time, on May 25, 2004.

THANK YOU FOR VOTING

00BW2C

     +

000000 0000000000 0 0000
Carrier Access Corporation
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6	C 1234567890 J N T

☐ Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold

01 — Roger L. Koenig	☐	☐	04 — David R. Laube	☐	☐

02 — Nancy Pierce	☐	☐	05 — Mark A. Floyd	☐	☐

03 — John W. Barnett, Jr.	☐	☐	06 — Thomas C. Lamming	☐	☐

B Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Ratification of KMPG LLP as independent auditors.	☐	☐	☐

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

Please sign exactly as your name appears hereon. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. If signing in a representative capacity, please provide your title and authority indicating such fiduciary capacity.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

     1 U P X         H H H         P P P P         0031222                    +

001CD40001         00BW1B

Proxy — Carrier AccessCorporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

5395 Pearl Parkway
Boulder, Colorado 80301

The undersigned stockholder of Carrier Access Corporation, a Delaware corporation (“Carrier Access”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated April 16, 2004, and appoints Nancy Pierce and Timothy R. Anderson proxies and attorneys-in-fact (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Carrier Access that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Carrier Access to be held on May 26, 2004 at The Boulder Theater, 2034 14th Street, Boulder, Colorado 80302 at 9:00 A.M. M.D.T., and at any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARRIER ACCESS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2004. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS STATED ON THE REVERSE SIDE, AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THESE PROPOSALS.

00BW4B